UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2008

MHI HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32379	20-1531029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4801 Courthouse Street, Suite 201

Williamsburg, Virginia 23188

(757) 229-5648

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On April 15, 2008, MHI Hospitality Corporation (the “Company”) entered into the Second Amendment to Credit Agreement (the “Second Amendment”) with Branch Banking & Trust Company (“BB&T”), as the Administrative Agent, among the Company, certain of its subsidiaries, BB&T and participating lenders including Key Bank National Association and Manufacturers and Traders Trust Company. The Second Amendment further amends the Credit Agreement dated May 8, 2006, among the Company, certain of its subsidiaries, BB&T and participating lenders (the “Credit Agreement”).

The Second Amendment:

(1)	Increases the lenders’ revolver commitments by $20,000,000, and consequently increases the lenders’ maximum revolver commitments under the Credit Agreement to $80,000,000;

(2)	With respect only to the Tampa, Florida property, owned by Company’s subsidiary, Tampa Hotel Associates, LLC, increases the limitation on revolver advances which may be used in connection with any one property from $25,000,000 to $38,000,000;

(3)	Increases the number of lenders necessary to take certain actions under the Credit Agreement; and

(4)	Amends certain other provisions of the Credit Agreement.

Repayment of additional revolver commitments drawn will be made on the same terms and conditions as amounts drawn under the original Credit Agreement, and these draws can be accelerated on the same terms and conditions that amounts drawn under the original Credit Agreement may be accelerated.

The foregoing summary description of the Second Amendment is not complete and is qualified in its entirety by the complete text of the Second Amendment, which is attached hereto as Exhibit 10.21B and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 17, 2008, the Company issued a press release announcing the Second Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.21B	Second Amendment to Credit Agreement dated April 15, 2008

99.1	Press release by MHI Hospitality Corporation announcing the amendments to the Credit Agreement dated April 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2008

MHI HOSPITALITY CORPORATION

By:	/s/ Andrew M. Sims
Name:	Andrew M. Sims
Title:	President and Chief Executive Officer

Exhibit List

10.21B	Second Amendment to Credit Agreement dated April 15, 2008

99.1	Press release dated April 17, 2008 by MHI Hospitality Corporation announcing the amendment agreement dated as of April 15, 2008

4